UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 14,  2005



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             0-20022                 31-1227808
--------                             -------                 ----------
(State or other jurisdiction         (Commission             (IRS Employer
of  incorporation)                   File Number)            Identification No.)



                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_]  Written  communications  pursuant to Rule 425 under the Securities Act
     (17  CFR  230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  8  -  Other  Events

Item  8.01  Other  Events.
--------------------------


Pomeroy IT Solutions, Inc. (NASDAQ:PMRY), a leading national provider of information technology solutions, announced it has been awarded their largest services contract in the Company's 25-year history. The Company estimates that it will generate revenues of approximately $150M dollars over the next three years under this contract. Under the contract, the Company will provide a broad array of technology services ranging from application development to database management to a global leader in information technology business solutions. The Company currently anticipates that this contract will result in the addition of more than 500 people with advanced technical skill sets to the Company's national consulting practice in the first year of the contract.

Certain of the statements in the preceding paragraphs regarding projected revenues, additional technical personnel, and service capabilities constitute "forward-looking statements" for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and as such they involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those projected. Further, projected revenues contained in such statements are based on the estimated needs of the customers as conveyed to Pomeroy. Other factors which could cause actual results to differ materially from current expectations include, but are not limited to, the terms of applicable agreements and assumptions regarding the Company's performance thereunder, the nature and volume of products and services anticipated to be delivered, existing market and competitive conditions including the overall demand for IT products and services, and the ability to attract and retain technical and other highly skilled personnel.


Section  9  -  Financial  Statements  and  Exhibits

Item  9.01  Financial  Statements  and  Exhibits.
-------------------------------------------------

(c) Exhibits

99.1 Press release dated July 14, 2005 announcing an IT Services Contract Valued at Approximately $150M Over 3 Years

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POMEROY  IT  SOLUTIONS, INC.
                                    ----------------------------



Date:   July 15, 2005                  By:  /s/ Michael E. Rohrkemper

                                      ----------------------------------------
                                       Michael E. Rohrkemper, Chief Financial
                                       Officer and Chief Accounting Officer